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                                                                   EXHIBIT 10.26

                               ESTOPPEL AGREEMENT


         This estoppel agreement (the "Agreement"), dated as of December 31, 2004, by and among (i) Mountain States Mutual Casualty Company, a New Mexico corporation ("Landlord"), Quovadx, Inc. (previously know as (Xcare.net, Inc.), a Delaware corporation ("Assignor"), Royal Health Care Data Center LLC, a Delaware limited liability company ("Assignee") and Royal Health Care of Long Island LLC d/b/a Royal Health Care, a New York limited liability company ("Guarantor");

                              W I T N E S S E T H:

         1. Reference is made to the Office Lease Agreement, dated as of November 8, 1999, by and between Landlord and Assignor, as amended by that certain Amendment to Lease, dated as of November 22, 2004, by and between Landlord and Assignor (such Office Lease Agreement as amended by such Amendment to Lease, the "Lease").

         2. Simultaneously herewith, Assignor is assigning the Lease to Assignee. This Agreement is entered into by Assignor, Assignee, Guarantor and Landlord pursuant to Section 20 of the Lease.

         3. Assignor and Assignee confirm that the Assignee is assuming the obligations of Assignor pursuant to the Lease in all respects and without modification therein, subject to the terms of this Agreement.

         4. Guarantor confirms that it is the 100% member of Assignee and hereby guarantees to Landlord the due and timely performance of all obligations of Assignee under the Lease.

         5. Landlord confirms that attached hereto as Exhibit A is a true, correct and complete copy of the Lease (consisting of the office Lease Agreement and the Amendment to Lease), and that the Lease has not been modified and is in full force and effect. Landlord confirms that the base rent for the Premises (as such term is defined in the Lease) has been paid for all periods through December 31, 2004.

         6. Landlord confirms that it is holding on behalf of Assignor a security deposit in the amount of $9,606.67. Such security deposit shall inure to the benefit of the Assignee in accordance with the terms of the Lease from and after the date hereof.

         7. Landlord confirms that all amounts payable by Assignor pursuant to
Section 9 (Maintenance, Utilities and Janitorial), Section 10, (Building Operating Costs) and Section 11 (Taxes and Insurance) for periods through the dates indicated below have been paid by Assignor:

         Section 9:        September 30     , 2004
                    ------------------------

         Section 10:       December 31      , 2003
                     -----------------------

         Section 11:       December 31      , 2003
                     -----------------------

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Landlord agrees to look only to Assignor for all obligations under Section 9,
Section 10 and Section 11 of the Lease for all periods thought December 31, 2004. Landlord agrees to look only to Assignee and Guarantor for all obligations of the Tenant under the Lease for all periods after December 31, 2004.

         8. From and after January 1, 2005, the address for notices for the Tenant under the Lease shall be:

            Royal Health Care Data Center LLC
            c/o Royal Health Care
            521 Fifth Avenue, 3rd Floor
            New York, NY  10175

         9. To the knowledge of landlord, Assignor is not in default of any obligation under the Lease. Other than as stated in the Lease in the form attached hereto as Exhibit A, no options to renew the term of the lease have been exercised.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 31st day of December, 2004.

                                         Mountain States Mutual Casualty Company


                                         By: /s/ JERRY P. WITH
                                            ------------------------------------
                                            Name:  Jerry P. With
                                            Title: President

                                         Quovadx, Inc.


                                         By: /s/ MARK RANGELL
                                            ------------------------------------
                                            Name:  Mark Rangell
                                            Title: Senior Vice President

                                         Royal Health Care Data Center LLC


                                         By: /s/ RONALD R. ARFIN
                                            ------------------------------------
                                            Name:  Ronald R. Arfin
                                            Title: CFO

                                         Royal Health Care of Long Island LLC
                                           d/b/a Royal Health Care

                                         By: /s/ RONALD R. ARFIN
                                            ------------------------------------
                                            Name:  Ronald R. Arfin
                                            Title: CFO